SALE OF BUSINESS AGREEMENT


                                    between


                               ASTORIA BAKERY CC


                                      and


                                 WOLFGANG BURRE


                                      and


                      ASTORIA BAKERY (PROPRIETARY) LIMITED


                                      and


               FIRST SOUTH AFRICAN HOLDINGS (PROPRIETARY) LIMITED


                                      and


                         FIRST SOUTH AFRICA CORP., LTD


                              Webber Wentzel Bowens

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TABLE OF CONTENTS

1.       Introduction
2.       Definitions and interpretation
3.       Suspensive conditions
4. Preparation of the seller's 1996 financial statements and the ABL 1996 financial statements
5.       The sale
6.       Risk
7.       Purchase price
8.       Adjustments to and manner of payment of the first instalment


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9.       Adjustments to and manner of payment of the second,
         third and fourth instalments
10.      Restrictions on disposal of FSAH "B" shares
11.      Put option
12.      Security for payment of the purchase price
13.      Set-off of damages against instalments of the purchase price
14.      Completion
15.      Contracts and unfulfilled orders
16.      Insolvency Act - section 34
17.      Employees
18.      Pension fund
19.      Guarantees, suretyships and indemnities
20.      Warranties
20.1.1                assets
20.1.2                manner of carrying on business
20.1.3                goodwill and scope of business
20.1.4                contracts
20.1.5                intellectual property rights
20.1.6 laws, regulations, consents, licences and permits
20.1.7 labour laws, regulations, determinations, agreements and disputes
20.1.8                insurance
20.1.9                employment, leave, remuneration and pension
20.1.10               restraint of trade
20.1.11               warranties regarding books of account
20.1.12               environmental warranties
20.2.1                warranties relating to the business of ABL
20.2.2                assets of ABL
20.2.3                warranty regarding registration
20.2.4 warranties regarding capital structure and the shares
20.2.5                warranties regarding statutory requirements
20.2.6 warranties regarding books of account and minutes
20.2.7                warranties regarding taxation
20.2.7.1                   administration
20.2.7.2                   deductible payments
20.3            disclosure
21.      Confidentiality
22.      Restraints
23.      Value-added tax
24.      Breach
25.      Mediation and arbitration
26.      Costs
27.      Miscellaneous matters
27.1            postal addresses
27.2            addresses for service of legal documents
27.3            entire contract
27.4            no representations
27.5            variation, cancellation, waiver
27.6            indulgences
27.7            cession
27.8            applicable law
27.9            jurisdiction


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1.       INTRODUCTION

         1.1 The seller carries on the business, as defined. The business is a going concern.

         1.2 The seller wishes to sell and the purchaser wishes to purchase the business as a going concern on the terms and conditions set out below. The purchaser also requires warranties and a restraint of trade from the warrantor and the seller, which these persons are prepared to give.

         1.3 The parties accordingly wish to enter into an agreement on the terms and conditions set out below.

2.       DEFINITIONS AND INTERPRETATION

         2.1 In this agreement, unless inconsistent with the context, words referring to:

                  2.1.1    one gender include a reference to the other genders;

                  2.1.2    the singular include the plural and vice versa;

                  2.1.3 natural persons include artificial persons and vice versa.

         2.2 Whenever a number of days is prescribed in this agreement, such number shall be calculated excluding the first and including the last day, unless the last day falls on a Saturday, Sunday or official public holiday, in which case the last day shall be the next day which is not a Saturday, Sunday or official public holiday.

         2.3 Any appendices to this agreement shall be deemed to form part of this agreement.

         2.4      The following expressions shall, unless otherwise


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                  stated or inconsistent  with the context in which they appear, bear the following meanings and cognate expressions shall bear corresponding meanings:

                  2.4.1 "ABL"-Astoria Bakery Lesotho (Proprietary) Limited, registration no. //, a company incorporated under the laws of Lesotho;

                  2.4.2 "THE ABL 1996 FINANCIAL STATEMENTS" - the audited financial statements of ABL for the period ending 29 February 1996;

                  2.4.3 "THE BUSINESS"-means the business of the seller conducted under the name "Astoria Bakeries" using the sale assets and involving the manufacture of breads, confectioneries, and other pastry-related products;

                  2.4.4 "THE COMPLETION DATE"-the seventh day after the fulfilment of the last-outstanding of the suspensive conditions;

                  2.4.5    "THE   CONTRACTS"-those   contracts   of  the  seller
                           relating to the business, all as identified in Appendix 1 to this agreement;

                  2.4.6 "THE CREDITORS"-all trade creditors of the seller as at the effective date;

                  2.4.7 "DEBTS"-all of the claims of the seller against the debtors of the business as at the effective date;

                  2.4.8    "THE EFFECTIVE DATE"-1 July 1996;



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                  2.4.9    "THE  EMPLOYEES"-those  individuals  employed  by the
                           seller to work in the business and listed in Appendix 2;

                  2.4.10 "THE EMPLOYMENT AGREEMENTS" - employment agreements to be entered into between the purchaser and each of Hanne Hoffman, Wilfried Wesslau and Dagmar Blankner in a form acceptable to the purchaser;

                  2.4.11 "FIXED ASSETS" - those fixed assets used by the seller in the conduct of the business and listed and identified in Appendix 3;

                  2.4.12 "THE FIRST INSTALMENT"-the first instalment of the purchase price specified in 7.1.1;

                  2.4.13 "THE FOURTH INSTALMENT"-the fourth instalment of the purchase price specified in 7.1.4;

                  2.4.14 "FSAC" - First South Africa Corp., Ltd, registration number , a company incorporated under the laws of Bermuda, certain of the shares of which are quoted on NASDAQ;

                  2.4.15 "FSAH" - First South African Holdings (Proprietary) Limited, registration number 95/03959/07, a private company incorporated according to the laws of the Republic of South Africa, the "A" shares of which are owned by FSAC;

                  2.4.16   "FSAH "B"  SHARES" - "B"  shares  in the  capital  of
                           FSAH;



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                  2.4.17   "THE INTELLECTUAL PROPERTY AGREEMENT" - the agreement
                           to be entered into relating to the sale of the intellectual property in the recipes utilised by the seller in the business, substantially in the form of Appendix 4;

                  2.4.18   "THE LANDLORD" - ;

                  2.4.19 "THE LESOTHO SHARES" -the shares of ABL, formerly owned by the warrantor and sold by the warrantor to the seller;

                  2.4.20 "THE MANAGEMENT AGREEMENT" - the management agreement to be concluded between FSAH, the purchaser and the warrantor, substantially in the form of Appendix 5;

                  2.4.21 "THE PREMISES" - the premises from which the seller conducts the business;

                  2.4.22 "THE PURCHASER" - Astoria Bakery (Proprietary) Limited, registration number 96/10419/07, a private company incorporated according to the laws of the Republic of South Africa;

                  2.4.23 "THE RETAINED LIABILITIES"-all the liabilities of the business as at the effective date, whether actual or contingent, other than the sale liabilities;

                  2.4.24   "THE SALE ASSETS" - the aggregate of:-

                           2.4.24.1 the fixed assets;

                           2.4.24.2 the stock;



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                           2.4.24.3 the debts;

                           2.4.24.4 the Lesotho shares;

                           2.4.24.5 the trademarks;

                           2.4.24.6 the rights of the seller arising on or after
                                    the effective date under the contracts;

                  2.4.25   "THE SALE LIABILITIES"-the aggregate of:

                           2.4.25.1 the creditors;

                           2.4.25.2 the  obligations  of the  seller  under  the
                                    shareholder's loan; and

                           2.4.25.3 the  obligations of the seller arising on or
                                    after   the   effective   date   under   the
                                    contracts;

                  2.4.26 "THE SECOND INSTALMENT"-the second instalment of the purchase price specified in 7.1.2;

                  2.4.27 "THE SELLER" - Astoria Bakery CC, registration number , a close corporation incorporated according to the laws of the Republic of South Africa;

                  2.4.28 "THE SELLER'S 1996 FINANCIAL STATEMENTS" - the audited financial statements of the seller for the period ending 29February 1996, to be prepared in accordance with clause 4;

                  2.4.29 "THE SHAREHOLDER'S LOAN"-the loan by the warrantor to the seller, which the seller warrants will be not less than R300000;

                  2.4.30 "SIGNATURE DATE" - the date on which this agreement is signed by the last party to do so;



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                  2.4.31   "THE  STOCK"  -  means  the  stocks  of  ingredients,
                           work-in-progress and finished baked goods intended for resale by the seller, on hand at the commencement of business on the effective date;

                  2.4.32   "THE   SUSPENSIVE   CONDITIONS"   -  the   suspensive
                           conditions set out in clause 3;

                  2.4.33   "THE   TRADEMARKS"  -  the   unregistered   trademark
                           "Astoria" and the wheat sheaf logo used by the seller in its business;

                  2.4.34 "THIS AGREEMENT" - this agreement, and all the appendices to this agreement;

                  2.4.35 "THE THIRD INSTALMENT"-the third instalment of the purchase price specified in 7.1.3;

                  2.4.36 "THE WARRANTOR" - Wolfgang Burre, the sole member of the seller.

3.       SUSPENSIVE CONDITIONS

         3.1 This rights and obligations of the parties under this agreement (other than those set out in this clause 3 and clauses 4, 21, 24, 25 and 26) are subject to and conditional upon the fulfilment of the following suspensive conditions on or before 30 September 1996, or such later date as may be determined pursuant to clause 3.3:

                  3.1.1 the conclusion of written agreements of lease between the purchaser and each of Strydom Park Property CC and Ferndale Property CC in respect of the premises for a period of 5 years, renewable at the option of the purchaser for a further period of 5 years, on market-related terms and conditions reasonably acceptable to the purchaser;



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                  3.1.2    the  conclusion  of  the  management  agreement,  the
                           intellectual property agreement and the employment agreements, and the fulfilment of all conditions to which those agreements are subject other than any
                           condition   relating  to  the   conclusion   of  this
                           agreement and its becoming unconditional;

                  3.1.3 the approval of the boards of directors of the purchaser, FSAH and FSAC;

                  3.1.4 the completion by the purchaser or its agents of a due diligence investigation into the affairs and financial position of the seller yielding results satisfactory to the purchaser, FSAH and FSAC. The costs of this investigation shall be borne by the purchaser; and

                  3.1.5 the preparation, completion and audit of the seller's 1996 financial statements and the ABL 1996 financial statements in accordance with clause 4.

         3.2 Each of the parties shall use its best endeavours to procure fulfilment of the suspensive conditions. In particular, but without limitation, the seller and the warrantor undertake to make available all information requested by the purchaser, and to answer all questions and deal with all queries posed by the purchaser in the course of the due diligence investigation referred to in 3.1.5.

         3.3 The suspensive conditions are for the benefit of the purchaser which may by written notice given to the seller prior to 30 September 1996, waive, or extend the period for, the fulfilment of any condition.

         3.4 If any of the suspensive conditions fail (and fulfilment thereof is not waived in terms of 3.3), this agreement, (save for the provisions of this clause and clauses 4, 21, 24, 25 and 26) shall cease to be of any further force and effect and the parties shall be restored as nearly as may be possible to the positions in which they would have been had this agreement not been entered into. No party shall have any claim against any other as a result of the failure of the conditions, except for such claims, if any, as may result from a breach of the provisions of this clause.


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4.       PREPARATION OF THE SELLER'S 1996 FINANCIAL  STATEMENTS AND THE ABL 1996
         FINANCIAL STATEMENTS

         The seller's 1996 financial statements and the ABL 1996 financial statements shall be prepared by the seller and ABL respectively and audited by Messrs Kana & Associates. The seller and the warrantor warrant that the seller's 1996 financial statements and the ABL 1996 financial statements:-

         4.1 will, in the case of the seller, be prepared in accordance with the Companies Act 61 of 1973 and with South African generally accepted accounting practice, and in the case of the ABL 1996 financial statements, will be prepared in accordance with applicable Lesotho legislation and generally accepted accounting practice;

         4.2 will be prepared on the same basis and applying the same accounting policies as for all prior years;

         4.3      will not reflect any revaluation of assets;

         4.4 will fairly present the financial position and state of affairs of the seller or ABL, as applicable, at 29 February 1996 and the results of operations of the seller or ABL, as applicable, for the period ended 29 February 1996; and

         4.5 will be reported on without qualification by the seller's or ABL's auditors, as the case may be.

5.       THE SALE

         5.1 With effect from the effective date the seller sells and the purchaser purchases the business as a going concern. Such sale encompasses inter alia the acquisition by the purchaser of the sale assets and the assumption by the purchaser of the sale liabilities.

         5.2 The sale will be deemed to have taken effect on the effective date, notwithstanding the date on which this agreement is signed.

         5.3 Nothing contained in this agreement will operate to transfer to the purchaser any asset or liability other than the sale assets and the sale


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                  liabilities.  In  particular  the sale  excludes  the retained liabilities.

         5.4 The seller shall discharge the retained liabilities and all other debts, liabilities and obligations in connection with the business not expressly assumed by the purchaser under this agreement and shall indemnify the purchaser against all costs, claims, demands and liabilities in respect of any of those obligations or any failure of the seller to discharge them.

         5.5      The parties agree that:-

                  5.5.1 the sale of the business comprises the sale of the seller's business as a going concern;

                  5.5.2 the business was an income-earning activity on the effective date and will be an income-earning activity on the completion date;

                  5.5.3 the sale encompasses the sale of all assets necessary for the conduct of the business.

6.       RISK

         The risk in and the benefit of the business will be deemed to have passed to the purchaser on the effective date. Between the effective date and the completion date the seller shall conduct the business as agent of and for the account of the purchaser.

7.       PURCHASE PRICE

         7.1 The purchase price of the business shall, (subject to a minimum of R16000000), be the aggregate of the following instalments as adjusted pursuant to clauses 8 or 9, as the case may be-

                  7.1.1 a first instalment of R10000000 payable on the completion date as to R6000000 in cash and as to R4000000 by the issue of 186047 FSAH "B" shares, valued at US$5,00 per share converted into Rand at a fixed exchange rate of R4,30 to the dollar;

                  7.1.2 a second instalment equal to 4 times the consolidated pre-tax profits of the purchaser for the year ended 30 June 1997,


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                           multiplied  by 25%,  payable as to 60% in cash and as
                           to the balance by the issue to the seller of FSAH "B" shares. The FSAH "B" shares shall be issued at a price equal to the US Dollar denominated closing price of the ordinary NASDAQ listed shares of FSAC on 30 June 1997, converted into Rand at the spot rate of exchange of US Dollars for South African Rand quoted by Nedbank at close of business on 30 June 1997. This rate shall be established, in the event of a dispute, by a certificate given by any manager of Nedbank whose designation it shall not be necessary to prove and whose determination shall be proof of the rate until the contrary is proved;

                  7.1.3 a third instalment equal to 4 times the consolidated pre-tax profits of the purchaser for the year ended 30 June 1998, multiplied by 25% and payable as to 60% in cash and as to the balance by the issue to the seller of FSAH "B" shares. The FSAH "B" shares shall be issued at a price equal to the US Dollar denominated closing price of the ordinary NASDAQ listed shares of FSAC on 30 June 1998, converted into Rand at the spot rate of exchange of US Dollars for South African Rand quoted by Nedbank at close of business on 30 June 1998. This rate shall be established, in the event of a dispute, by a certificate given by any manager of Nedbank whose designation it shall not be necessary to prove and whose determination shall be proof of the rate until the contrary is proved;

                  7.1.4 a fourth instalment, determined in accordance with the formula:-

                                    F = [25% x (4 x P)] - M

                                    where

                                    F is the value of the fourth instalment to be determined;

                                    P is the consolidated pre-tax profits of the purchaser for the year ended 30 June 1999; and M is the lesser of the Rand values of the second and third instalments;


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                           payable  as to 60% in cash and as to the  balance  by
                           the issue to the seller of FSAH "B" shares. The FSAH "B" shares shall be issued at a price equal to the US Dollar denominated closing price of the ordinary NASDAQ listed shares of FSAC on 30 June 1999, converted into Rand at the spot rate of exchange of US Dollars for South African Rand quoted by Nedbank at close of business on 30 June 1999. This rate shall be established, in the event of a dispute, by a certificate given by any manager of Nedbank whose designation it shall not be necessary to prove and whose determination shall be proof of the rate until the contrary is proved.

         7.2 Notwithstanding the preceding sub-clauses of this clause, the purchase price shall not exceed R24000000 in total. In calculating this amount appreciation or depreciation of the FSAH "B" shares shall be excluded.

         7.3 FSAH shall, if a disposal by the purchaser of all the FSAH "B" shares comprised in the first instalment of the purchase price realises less than R4000000, pay the difference between R4000000 and the price realised by the seller to the seller on demand, it being intended that the value of the first instalment shall, provided that 8.1.1 and 8.1.2 are complied with, be not less than R10000000. This sub-clause shall apply only to disposals prior to 31March1999 (after which FSAH will have no liability under this sub-clause) and provided that
                  8.1.1 and 8.1.2 are complied with.

         7.4      The purchase price shall be allocated as follows: -

                  7.4.1    to the debts, their face value;

                  7.4.2    to the stock, its face value;

                  7.4.3    to the Lesotho shares, R;

                  7.4.4    to the trademarks, R;

                  7.4.5    to the fixed assets, R; and



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                  7.4.6    the balance as to goodwill.

                           No value is attributed to the contracts.

         7.5 The purchaser indemnifies the seller against any additional tax the seller may incur as a result of any recoupment arising pursuant to any allocation referred to in 7.4.4 or 7.4.5.

8.       ADJUSTMENTS TO AND MANNER OF PAYMENT OF THE FIRST INSTALMENT

         8.1 The first instalment shall be reduced on a Rand for Rand basis by the amount of:-

                  8.1.1 any distribution of after tax profit by the seller or ABL in the nature of a dividend between 29 February 1996 and the completion date; and

                  8.1.2 any amount paid by the seller to the warrantor in breach of the warranty set out in 20.1.9.1 or which is otherwise outside his normal remuneration.

         8.2      The first instalment will be paid on the completion date.

9. ADJUSTMENTS TO AND MANNER OF PAYMENT OF THE SECOND, THIRD AND FOURTH INSTALMENTS

         9.1 Each of the second, third and fourth instalments will be paid within 14 days of the finalisation of the consolidated audited accounts of the purchaser for the year concerned. The purchaser and FSAH undertake to use all reasonable endeavours to ensure that each such audit is finalised by no later than 30 September of the relevant year.

         9.2 In determining the pre-tax profit of the purchaser on which each of the second, third and fourth instalments will be based, no account shall be taken of interest incurred on borrowings to finance any such instalment. Any such interest shall, for the sole purpose of quantifying the relevant instalment, be added back to the profit reflected in the financial statements for the year concerned.



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         9.3      In the event of any unresolved  dispute between the seller and the purchaser as to the profit figure on which any of the second, third or fourth instalments is based, the dispute shall be resolved by the auditors of the purchaser, whose determination shall be final and binding on the parties.

10.      RESTRICTIONS ON DISPOSAL OF FSAH "B" SHARES

         10.1 Notwithstanding 7.3, the seller and the warrantor undertake that they shall not dispose of or attempt to dispose of, or cede, pledge, assign or otherwise encumber any of the FSAH "B" shares forming part of any instalment of the purchase price prior to 30 September 1998, provided that this clause shall not prevent a disposal of the shares by the seller to the warrantor.

         10.2 Any sale in contravention of 10.1 shall be void and the directors of FSAH shall not enter the name of the transferee in the share register of FSAH or otherwise recognise any title of the purported purchaser of the shares. In addition FSAC shall be entitled to purchase the affected FSAH "B" shares from the defaulting holder of FSAH "B" shares at par. The rights conferred on FSAC and the obligations imposed on the seller shall not prejudice any other rights available to the purchaser FSAC or FSAH arising from such breach.

11.      PUT OPTION

         11.1 FSAC undertakes to procure that a non-resident third party, ("THE OPTION GRANTOR"), will undertake to purchase from the seller and/or the warrantor and/or their nominee or successor-in-title all of the FSAH "B" shares to be issued by the purchaser to the seller pursuant to this agreement, ("THE PUT OPTION").

         11.1     The material terms of the put option will be the following:-

                  11.1.1 it will only be exercisable when the seller or the warrantor become entitled to sell the FSAH "B" shares, determined in accordance with 10;

                  11.1.2 the price at which the put option may be exercised shall be the net price received by


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                           the option  grantor  from the sale on the open market
                           in the United States of an equivalent number of shares of FSAC. For this purpose "net price" shall mean the price for which the FSAC shares are sold less all costs associated with the sale, including any broker's commission;

                  11.1.3 although the put option may be exercised in tranches each tranche shall comprise a minimum of 100 shares;

                  11.1.4 for so long as South African exchange control regulations prescribe that South African residents shall repatriate foreign currency to South Africa, the seller acknowledges that any proceeds from any sale of the option shares shall be repatriated to South Africa.

12.      SECURITY FOR PAYMENT OF THE PURCHASE PRICE

         12.1 As security for payment of the purchase price by the purchaser and for the obligations of FSAH imposed by 7.3, FSAH shall deliver to Webber Wentzel Bowens, to hold in escrow, share certificates evidencing 50% of the issued shares of the purchaser together with blank signed transfer forms in respect of those shares, ("THE SECURITY DOCUMENTATION").

         12.2 The parties shall procure that Webber Wentzel Bowens shall hold the security documentation and deal with it as follows:-

                  12.2.1 if the purchase price is paid in full in accordance with this agreement Webber Wentzel Bowens shall, on receipt of written notice from the purchaser and the seller that the purchase price has been paid in full, deliver the security documentation to FSAH;

                  12.2.2 if the purchaser breaches its obligations to pay any instalment of the purchase price in accordance with this agreement, and fails to remedy such breach in accordance with this agreement, Webber Wentzel Bowens shall, upon receipt of either:-

                           12.2.2.1 written  notice signed by the seller and the
                                    purchaser   that  the   shares   are  to  be
                                    delivered to the seller; or

                           12.2.2.2 written  notice  signed  by the  seller  and
                                    accompanied by a copy of any judgement or arbitral award finding in the purchaser's favour that the purchase price has not been paid in full;

                           deliver the security documentation to the seller.

13.      SET-OFF OF DAMAGES AGAINST INSTALMENTS OF THE PURCHASE PRICE

         13.1 Should the seller or the warrantor breach any provision of this agreement the purchaser shall be entitled to deduct from the next instalment of the purchase price the amount of any loss or damages suffered by the purchaser arising from that breach. Should the damages exceed the amount of the next instalment the excess may, at the purchaser's discretion, be carried forward and be deducted from future instalments of the purchase price until satisfaction.

         13.2 The provisions of this clause shall be without prejudice to any other right of the purchaser arising from a breach of this agreement. In particular, the purchaser shall not be obliged to wait until the date of payment of the next instalment to recover its damages.

         13.3 In the event of a dispute over whether the purchaser has suffered any loss or damages arising from a breach of this agreement, or in respect of the quantum of such damages, the purchaser shall pay the full amount of the cash portion of the following instalment to Webber Wentzel Bowens to invest in an interest-bearing trust account in accordance with the provisions of section 78(2A) of the Attorneys Act No 53 of 1979. Upon determination of the amount of the loss or damages in accordance with this agreement the difference, if any, between the amount paid into trust and the amount of the damages, together with a pro rata portion of interest earned on the trust deposit, shall be paid to the seller and the balance refunded to the purchaser.

14.      COMPLETION

         14.1 Completion shall take place at the premises of the seller at 13h00 on the completion date.

         14.2     On the completion date:

                  14.2.1 the seller shall deliver the business to the purchaser by placing the purchaser in possession of the business, and grant the purchaser occupation of the premises;

                  14.2.2 the seller shall deliver to the purchaser a certified copy of the s228 resolution referred to in 3.1.1;

                  14.2.3 the seller shall deliver to the purchaser such documents, duly completed, as may be necessary to -

                           14.2.3.1 cede the contracts to the purchaser; and

                           14.2.3.2 transfer  ownership of the other sale assets
                                    to  the  seller,   including  all  necessary
                                    consents of third parties;

                  14.2.4 the seller shall deliver to the purchaser comprehensive lists of its suppliers and customers and of the prices and other material terms agreed to with its customers, and all records of the business, excluding books of account;

                  14.2.5   the seller  shall  perform all such other acts as may
                           be  necessary   or  required  by  the   purchaser  to
                           facilitate completion.

         14.3 Subject to the performance by the seller of its obligations under clause 14.2 the purchaser shall pay the first instalment of the purchase price to the seller by paying the cash portion in cash and delivering to the seller share certificates in respect of the FSAH "B" shares comprised in the first instalment.

         14.4 If for any reason the provisions of clause 14.2 or 14.3 are not fully complied with on the completion date either the seller or the purchaser may elect (in addition to and without prejudice to all other rights or remedies available to it) to rescind this agreement or to agree a new date for completion.

15.      CONTRACTS AND UNFULFILLED ORDERS

         15.1     From the completion date the purchaser shall:

                  15.1.1   be entitled to the benefit of the contracts;

                  15.1.2 carry out, perform and complete all the obligations and liabilities to be discharged under the contracts and which arise on or after the effective date; and

                  15.1.3 indemnify the seller against all actions, proceedings, costs, damages, claims and demands in respect of any failure on the part of the purchaser to carry out, perform and complete those obligations and liabilities.

         15.2     Nothing in this agreement shall:

                  15.2.1 require the purchaser to perform any obligation falling due for performance or which should have been performed before the completion date; or

                  15.2.2 make the purchaser liable for any act, neglect, default or omission in respect of any of the contracts prior to the completion date or for any claim, expense, loss or damage arising from any failure to obtain the consent or agreement of any third party to the entry into of this agreement or from any breach of any of the contracts caused by this agreement or completion.

         15.3 The seller shall indemnify the purchaser against all actions, proceedings, costs, damages, claims and demands in respect of any act or omission on the part of the seller in relation to the contracts on or before the completion date.

         15.4 Insofar as the benefit or burden of any of the contracts cannot effectively be assigned to the purchaser except with the consent to the assignment from the person, firm or company concerned then:

                  15.4.1 the seller shall use all reasonable endeavours to procure the consent to assignment;

                  15.4.2 until the contract is assigned the purchaser shall, as the seller's sub-contractor, perform all the obligations of the seller under the contract to be discharged after the completion date and shall indemnify the seller against all actions, proceedings, costs, damages, claims and demands in respect of any failure on the part of the purchaser to perform those obligations; and

                  15.4.3 until the contract is assigned the seller shall (so far as it lawfully may) give all reasonable assistance to the purchaser to enable the purchaser to enforce its rights under the contract.

         15.5     The   purchaser   shall   execute  for  its  own  benefit  any
                  unfulfilled order accepted by the seller in the ordinary course of business prior to the effective date.

16.      INSOLVENCY ACT - SECTION 34

         16.1     The sale of the  business  will not be  published  in terms of section 34(1) of the Insolvency Act, 1936.

         16.2 The seller indemnifies the purchaser against any loss or damage which the purchaser may suffer as a result of notice of this transaction not being published in terms of the Insolvency Act.

         16.3 The purchaser shall have no duty to resist any proceedings to attach or to take possession of any of the assets by any persons against whom this transaction is void in terms of the Insolvency Act as a consequence of notice of this transaction not being published as aforesaid; provided that the purchaser shall be obliged to give written notice to the seller as soon as it becomes aware of any such proceedings.

         16.4 Should the purchaser give notice to the seller in terms of 16.3, and should the seller fail within 7 days of receipt by it of such notice to procure that the assets concerned are released from attachment or are returned to the purchaser, as the case may be, then the purchaser shall be entitled to settle the liability and recover the amount thereof from the seller or, at the purchaser's discretion, to exercise the remedies conferred on the purchaser by clause 24.

17.      EMPLOYEES

         17.1 The purchaser undertakes to offer to employ all the employees on the basis that:

                  17.1.1 the employment of all employees who accept the purchaser's offer will be deemed to have commenced on the effective date; and

                  17.1.2 any offer made by the purchaser will be on terms and conditions which are no less favourable overall than those enjoyed by the employees immediately prior to the effective date.

         17.2 All obligations of the seller to the employees up to the effective date, including all payments due in respect of accrued leave and bonuses shall be borne by the seller. All obligations to the employees who accept employment with the purchaser arising on or after the effective date shall be borne by the purchaser.

         17.3 The purchaser shall not be responsible for any costs of any nature, including retrenchment costs, incurred by the seller in connection with any employee who does not accept the offer referred to in 17.1. The seller hereby irrevocably and unconditionally agrees to indemnify the purchaser against all loss, liability, damage or expense which the purchaser may suffer or sustain as a result of or which may be attributable to any act or omission by the seller in relation to the employees of the seller or any of them or any other event, matter or circumstances occurring or having its origin prior to the completion date which relates to any of those employees, whether as a consequence of the purchase and sale of the business or otherwise, it being recorded, without limiting the provisions of this clause, that the purchaser shall not be responsible for the payment of any compensation payable to any employee as a consequence of his retrenchment or redundancy.

         17.4 The purchaser and the seller shall jointly consult with the employees and/or their representatives prior to the completion date in accordance with generally accepted industrial relations practice.

                  The purchaser and the seller will agree in advance the form that such consultation will take and in the absence of agreement the form of consultation will be determined by the seller.

         17.5 The purchaser, FSAC and FSAH undertake to procure that the warrantor is appointed as a director of the purchaser.

18.      PENSION FUND

                [INSTRUCTIONS REQUIRED].

19.      GUARANTEES, SURETYSHIPS AND INDEMNITIES

         19.1 The purchaser undertakes to procure that the seller will be released from any guarantees and suretyships given by the seller in respect of the business, within 60 days of the completion date. The seller undertakes to give the purchaser all necessary co-operation to assist the purchaser in procuring the seller's release by such date.

         19.2 If the purchaser is not able to obtain the release from the guarantees and suretyships referred to in 19.1 or has not done so at the time a claim is made against the seller under any such guarantee or suretyship, the purchaser will indemnify the seller and hold the seller harmless against any claim made against the seller under the guarantee or suretyship concerned and against all reasonable costs incurred by the seller in obtaining its release from the guarantees. In the event that such a claim is made the seller shall forthwith notify the purchaser of the fact that the claim has been made and of full particulars thereof and the purchaser shall place the seller in funds to enable the seller to discharge its liability under the suretyship or guarantee.

20.      WARRANTIES

         20.1 The following warranties are, unless otherwise stated in respect of any warranty, (in which case the specified period shall apply), given as at the effective date, the completion date and for the entire period between those dates in respect of the business of the seller. Each of the seller and the warrantor accordingly warrants to the purchaser that except as disclosed in writing to the purchaser prior to the date of signature of this agreement:

                  20.1.1   ASSETS

                           20.1.1.1 The seller owns the sale assets and has good
                                    and marketable title thereto, and except for agreements entered into in the ordinary course of business, no other person has any rights to or in respect of the sale assets.

                           20.1.1.2 The  fixed  assets  are in  good  order  and
                                    condition and fully operational apart from breakdowns (in the ordinary course) on the basis that:

                                    20.1.1.2.1 the  purchaser  shall be entitled
                                             to have the same use and  enjoyment
                                             of such  assets  as that  which the
                                             seller  had  prior  to the  date of
                                             signature of this agreement;

                                    20.1.1.2.2 the  seller  is  unaware  of  any
                                             defects  therein  or any  facts  or
                                             circumstances  which  may cause any
                                             of such  assets to break down after
                                             the  date  of   signature  of  this
                                             agreement.

                           20.1.1.3 The seller has  maintained a register of the
                                    fixed assets in accordance with generally accepted and sound accounting practice.

                           20.1.1.4 None of the sale  assets are  subject to any
                                    mortgage,   debenture   or  notarial   bond,
                                    cession or pledge or any other  encumbrance,
                                    or   have   been    purchased    under   any
                                    hire-purchase or suspensive sale agreement or are subject to any lease.

                           20.1.1.5 None of the sale  assets is  subject  to any
                                    option or right of first refusal of any person.

                  20.1.2   MANNER OF CARRYING ON BUSINESS

                           Between 29 February 1996 and the completion date-

                           20.1.2.1 the  seller  has  continued  to carry on the
                                    business in the ordinary and regular course;

                           20.1.2.2 the seller has not changed its normal manner
                                    and method of carrying on business;

                           20.1.2.3 there has been no material adverse change in
                                    the financial position of the business;

                           20.1.2.4 no  assets   have  been   acquired  or  sold
                                    otherwise than in the ordinary, normal and regular course of the business and without the written consent of the purchaser;

                           20.1.2.5 the  seller  has  not   incurred  or  become
                                    committed to incur any capital expenditure in respect of the business;

                           20.1.2.6 the   seller  has  not   entered   into  any
                                    transaction save in the ordinary and regular course of conduct of its business;

                  20.1.3   GOODWILL AND SCOPE OF BUSINESS

                           Between 29 February 1996 and the completion date the seller will not have done or omitted to do anything which has or will-

                           20.1.3.1 materially prejudice the goodwill; or

                           20.1.3.2 reduce the scope of the business; or

                           20.1.3.3 result in any  customer  or  supplier of the
                                    seller ceasing to business with, or varying the terms on which it does business with, the business.

                  20.1.4   CONTRACTS

                           20.1.4.1 All the  contracts  have been  entered  into
                                    under normal credit terms and are subject to payment in accordance with those terms.

                           20.1.4.2 There is no single  contract with a customer
                                    or supplier which is of longer duration than 6months, and the seller is not party to any unusual agreement.

                           20.1.4.3 The seller is not party to any contract with
                                    any of its directors or employees  requiring
                                    more than one month's notice of termination,
                                    or entitling any of them to  compensation on
                                    termination    of    employment,    or    to
                                    participation   in  or   entitlement   to  a
                                    commission on profit.

                           20.1.4.4 The  seller  is not  party to any  agreement
                                    which has not been entered into on an arms-length basis and on terms which are normal having regard to the nature of its business.

                           20.1.4.5 Copies of all contracts and other  documents
                                    submitted  to the  purchaser  in  connection
                                    with  this  agreement  fully  and  correctly
                                    reflect   all  the  terms   and   conditions
                                    thereof, are not subject to any claim for rectification, and have not been amended in any respect.

                           20.1.4.6 The  contracts  are in full force and effect
                                    and  the  seller  is  not in  breach  of any
                                    contract  entered  into  between  it and any
                                    other   person  and  has   complied  in  all
                                    material respects with its obligations under such contract.

                           20.1.4.7 The seller and the  warrantor  are not aware
                                    of any facts, matters or circumstances which may give rise to the cancellation of any of the contracts as a result of any breach thereof by the seller.

                           20.1.4.8 The   transaction   provided   for  in  this
                                    agreement does not constitute a breach of any of the seller's contractual obligations in respect of the business nor will it entitle any person to terminate any contract to which the seller is a party in respect of the business.

                  20.1.5   INTELLECTUAL PROPERTY RIGHTS

                           20.1.5.1 The  business  conducted  by the seller does
                                    not   infringe   any   patent,    copyright,
                                    trademark  or  other   industrial   property
                                    rights or any other rights of any other person and no person is entitled to an order requiring the seller to change its name or its trading style, or any of the marks and designs applied by it to its products;

                           20.1.5.2 the seller is the owner of the trademarks;

                           20.1.5.3 no person  has any  option or right of first
                                    refusal to  purchase  any of the  trademarks
                                    and  no  person  other  than  ABL  has  been
                                    granted   any   right  to  use  any  of  the
                                    trademarks.

                  20.1.6   LAWS, REGULATIONS, CONSENTS, LICENCES AND PERMITS

                           20.1.6.1 The condition of the premises from which the
                                    business   is   conducted    satisfies   the
                                    requirements of all relevant authorities for the grant of the same trade licences as are presently held by the seller in respect of the business on terms at least as favourable as those which apply to the seller.

                           20.1.6.2 All  instructions  which have,  from time to
                                    time, been issued by any inspector appointed in terms of the Factories Act have been carried out in respect of the premises.

                           20.1.6.3 The  seller has  complied  with all laws and
                                    regulations   affecting   its   affairs  and
                                    business.

                           20.1.6.4 The seller is in possession of all consents,
                                    permits  and  licences   necessary  for  the
                                    conduct of its business and affairs, and the
                                    seller  and the  warrantor  are not aware of
                                    any  facts   which  may  give  rise  to  the
                                    cancellation  of, or failure  to renew,  any
                                    such  licences,  permits or  consents  or to
                                    their  only  being  renewed  subject  to the
                                    imposition   of   onerous   conditions   not
                                    presently applicable thereto.

                  20.1.7 LABOUR LAWS, REGULATIONS, DETERMINATIONS, AGREEMENTS AND DISPUTES

                           20.1.7.1 The  seller  has  complied   with  all  wage
                                    determinations and industrial conciliation agreements which apply to it, its business and its employees.

                           20.1.7.2 The seller has complied  with the  grievance
                                    procedures  agreed  to by it with  regard to
                                    grievances   of  and   relations   with  its
                                    employees.

                           20.1.7.3 The  seller  has  complied  with the  labour
                                    union recognition agreement (if any) to which it is a party.

                           20.1.7.4 The  seller  is  not  party  to  any  labour
                                    disputes   and  is  not   obliged   by  law,
                                    agreement, judgment or order of court, to reinstate employees that have been dismissed or will be dismissed.

                  20.1.8   INSURANCE

                           20.1.8.1 The  seller  carries   insurance   cover  in
                                    respect of the  business and the sale assets
                                    against loss arising  from  accident,  fire,
                                    earthquake,    flood,    burglary,    theft,
                                    employer's       liability,        workmen's
                                    compensation,    public   liability,   storm
                                    damage, civil commotion, riot or political risk and loss of profits, and such insurance will continue to be effective for a period terminating not earlier than thirty days after the effective date; all premiums due in respect of such insurance have been paid and the seller has complied with all of the conditions to which the liability of the insurers under the policies of insurance will be subject.

                           20.1.8.2 Neither  the  seller  nor the  warrantor  is
                                    aware of any facts, matters or circumstances which may give rise to the cancellation of the policies of insurance referred to in clause 20.1.8.1 or the repudiation of any claims thereunder or to such policies not being renewed in the future or only being renewed subject to the imposition of onerous conditions not presently applicable.

                  20.1.9   EMPLOYMENT, LEAVE, REMUNERATION AND PENSION

                           20.1.9.1 No  employee  or  official  of the seller is
                                    entitled    to   any    exceptional    leave
                                    privileges,  accumulated  leave,  payment in
                                    lieu of leave,  pension or the like and none
                                    of the  terms on which any  employee  of the
                                    business  is  employed   (including  without
                                    limitation    any    terms    relating    to
                                    compensation or benefits payable to that employee upon his retrenchment or redundancy) will have been changed since 29 February 1996.

                           20.1.9.2 On the  completion  date the seller will not
                                    in any material  respect  have  improved the
                                    terms  of  employment  of  or   remuneration
                                    payable to any of its employees from that prevailing at the date of signature of this agreement.

                  20.1.10  RESTRAINT OF TRADE

                           The seller is not bound by any restraint of trade agreement.

                  20.1.11  WARRANTIES REGARDING BOOKS OF ACCOUNT

                           The books and records of the business are are up-to-date and have been properly kept according to law and will be capable of being written up within a reasonable time.

                  20.1.12  ENVIRONMENTAL WARRANTIES

                           20.1.12.1  The seller complies  with all  conditions,
                                    limitations,  obligations,  prohibitions and
                                    requirements  contained in any environmental
                                    legislation  or  regulations,   by-laws,  or
                                    ordinances ("ENVIRONMENTAL LEGISLATION") and the warrantors are not aware of any facts or circumstances which may lead to any breach of any environmental legislation;

                           20.1.12.2  no  poisonous,     noxious,     hazardous,
                                    polluting,   dangerous  or   environmentally
                                    harmful  substances  or  articles  have been
                                    produced,  treated,  kept at or deposited at
                                    the  premises  where the  seller  carries on
                                    business,   or   have   been   released   or
                                    discharged   from  such   premises   and  in
                                    particular   no   matter   or   thing   been
                                    discharged into any public sewer or into any
                                    drain or sewer  connecting  the public sewer
                                    and   has   not    contaminated   the   land
                                    surrounding the premises or any water;

                           20.1.12.3  there are no  deficiencies  in  the  waste
                                    disposal arrangements carried on at or in respect of the premises which may lead to a failure by the seller to comply with any existing environmental legislation or which will harm the environment;

                           20.1.12.4  there have been  no  disputes   claims  or
                                    investigations or other proceedings pending or threatened regarding the use of the seller's premises, or the release of any substances from such premises;

                           20.1.12.5  there are   no    environmental    claims,
                                    investigations or other proceedings  pending
                                    or threatened  against the seller in respect
                                    of the  business  and  there is no actual or
                                    contingent liability of either the seller or
                                    the   warrantor   to  make   good,   repair,
                                    reinstate or clean up any property;

                           20.1.12.6  no water, whether surface or ground water,
                                    has  been  contaminated,   polluted  or  the
                                    quality thereof altered in such a way that the provisions of any water law whether common law or statutory law will have been breached.

         20.2 The following warranties are, unless otherwise stated in respect of any warranty, (in which case the specified period shall apply), given as at the effective date, the completion date and for the entire period between those dates in relation to ABL and its business. Each of the seller and the warrantor accordingly warrants to the purchaser that except as disclosed in writing to the purchaser prior to the date of signature of this agreement:-

                  20.2.1   WARRANTIES RELATING TO THE BUSINESS OF ABL

                           The seller and the warrantor give to the purchaser, in relation to the business of ABL, the same warranties, mutatis mutandis, as are contained in 20.1, other than the warranties set out in 20.1.1. In interpreting such warranties, references to South African legislation shall be deemed to be references to equivalent Lesotho legislation, and references to "the seller" shall, unless intended clearly to refer to the seller, be deemed to refer to ABL;

                  20.2.2   ASSETS OF ABL

                           20.2.2.1 ABL owns all of the assets  reflected in the
                                    ABL 1996 financial statements and has good and marketable title thereto, and except for agreements entered into in the ordinary course of business, no other person has any rights to or in respect of such assets.

                           20.2.2.2 The fixed  assets  of ABL are in good  order
                                    and  condition and fully  operational  apart
                                    from breakdowns (in the ordinary course) and
                                    the seller and the  warrantor are unaware of
                                    any   defects   therein   or  any  facts  or
                                    circumstances which may cause any of such assets to break down after the date of signature of this agreement.

                           20.2.2.3 ABL has  maintained  a register of the fixed
                                    assets in accordance with generally accepted and sound accounting practice.

                           20.2.2.4 None of the assets of ABL are subject to any
                                    mortgage,   debenture   or  notarial   bond,
                                    cession or pledge or any other  encumbrance,
                                    or   have   been    purchased    under   any
                                    hire-purchase or suspensive sale agreement or are subject to any lease.

                           20.2.2.5 None of the assets of ABL are subject to any
                                    option or right of first refusal of any person.

                  20.2.3   WARRANTY REGARDING REGISTRATION

                           20.2.3.1 ABL is a private company, duly registered in
                                    accordance   with  the   provisions  of  the
                                    Lesotho Companies Act.

                           20.2.3.2 No steps have been taken or are contemplated
                                    to deregister ABL.

                  20.2.4   WARRANTIES REGARDING CAPITAL STRUCTURE AND THE SHARES

                           20.2.4.1 The  authorised  share  capital  of  ABL  is
                                    M100,000   divided  into  100,000   ordinary
                                    shares of M1 each.

                           20.2.4.2 The issued share capital of ABL is M100
                                    divided into 100 ordinary shares of M1 each,
                                    fully paid and  ranking  pari passu in every
                                    respect,   and  the   seller   is  the  sole
                                    beneficial owner of such shares.

                           20.2.4.3 Neither ABL nor its  directors,  have issued
                                    or  agreed  to  issue  any  further   shares
                                    (including bonus and capitalisation shares) in the capital of ABL, nor have they passed or agreed to pass any resolution for the increase or reduction of ABL's capital, or for the creation or issue of any debentures or securities, or for the alteration of the memorandum or articles of association of ABL.

                           20.2.4.4 ABL's share premium account, if any, has not
                                    been reduced in any manner and ABL has not transferred any amount from its reserves (including its share premium account) or undistributed profits to its share capital or its share premium account.

                           20.2.4.5 No  person  has any right or option or right
                                    of first  refusal to  acquire  any shares in
                                    ABL, nor to subscribe  for or take up any of
                                    the  unissued  shares in ABL, nor are any of
                                    the  shares  of ABL  subject  to any lien or
                                    other preferential right. In particular, the
                                    seller and the  warrantor  warrant  that the
                                    seller is  entitled  to  dispose  of the ABL
                                    shares  to  the   purchaser  and  that  upon
                                    delivery   the   purchaser   will   be   the
                                    beneficial owner of the ABL shares to the exclusion of all others.

                           20.2.4.6 No  person  has any right to obtain an order
                                    for the rectification of the register of members of ABL.

                  20.2.5   WARRANTIES REGARDING STATUTORY REQUIREMENTS

                           20.2.5.1 ABL has complied with all the  provisions of
                                    the Lesotho Companies Act, the laws relating to taxation and all other laws and bylaws which affect it and its property.

                           20.2.5.2 All  statutory  requirements  of the Lesotho
                                    company  and  taxation  authorities  and all
                                    other authorities, governmental, municipal
                                    or otherwise  have been complied  with,  and
                                    there   are  no   matters   outstanding   in
                                    connection with the rendering of returns and the payment of dues and levies.

                  20.2.6   WARRANTIES REGARDING BOOKS OF ACCOUNT AND MINUTES

                           20.2.6.1 The books and records of ABL are  up-to-date
                                    and have been properly kept according to law and will be capable of being written up within a reasonable time so as to record all of the transactions of ABL.

                           20.2.6.2 The minute  books of ABL  contain all of the
                                    resolutions passed by the directors and the members of ABL.

                  20.2.7   WARRANTIES REGARDING TAXATION

                           20.2.7.1 ADMINISTRATION

                                    20.2.7.1.1 The records of ABL include all of
                                             the   resolutions   passed  by  the
                                             directors and shareholders of ABL;

                                    20.2.7.1.2 ABL is  not a  party  to any  tax
                                             objection  or  appeal  nor  are any
                                             such proceedings threatened against
                                             or  likely to be  instituted  by or
                                             against  ABL, nor are the seller or
                                             the   warrantor    aware   of   any
                                             circumstances  which  may give rise
                                             to  the  institution  of  any  such
                                             proceedings;

                                    20.2.7.1.3 no queries have been addressed to
                                             ABL    or    to    any    of    its
                                             representatives   by  any  official
                                             administering  any tax nor have any
                                             objections  with  regard to any tax
                                             been  lodged by ABL which  have not
                                             been fully disposed of;

                                    20.2.7.1.4 ABL has  paid or  will,  prior to
                                             the  completion  date,  pay all tax
                                             where the due date for  payment  of
                                             the tax  arises  on or  before  the
                                             completion;  in  respect of any tax
                                             which is due for payment  after the
                                             completion date, adequate provision
                                             or reserves for the payment of that
                                             tax will have been made;

                                    20.2.7.1.5 ABL is  not  liable  to  pay  any
                                             penalty or interest  in  connection
                                             with any claim for tax;

                                    20.2.7.1.6  ABL  is  not   subject   to  any
                                             liability   as  a  result   of  the
                                             re-opening of any tax assessment;

                                    20.2.7.1.7   all   necessary    information,
                                             notices and  returns  (all of which
                                             are true and  accurate  and none of
                                             which has been  disputed) have been
                                             properly and timeously submitted by
                                             ABL  and  there  is  no  reason  to
                                             suppose  that any such  information
                                             or return will not in due course be
                                             accepted  as true and  accurate  by
                                             the   taxation    authorities    of
                                             Lesotho;

                                    20.2.7.1.8 ABL has  deducted or withheld all
                                             tax which it is  required by law to
                                             deduct  from  any  payment  to  any
                                             person  and  has  accounted  to tax
                                             authorities    for   all   tax   so
                                             deducted;

                                    20.2.7.1.9 ABL has timeously  lodged a claim
                                             for any  refund of tax to which ABL
                                             is or may be entitled;

                           20.2.7.2 DEDUCTIBLE PAYMENTS

                                    no rents, interest, annual payments or other similar expenditure incurred by ABL will be disallowed as a deduction wholly or in part from the income of ABL.

         20.3     DISCLOSURE

                  All facts and circumstances material to this transaction and not known to the purchaser, or which would be material or would be reasonably likely to be material to a purchaser of the business, including the Lesotho shares and to the purchase price thereof have been disclosed to the purchaser.

         20.4 The liability of the warrantor and the seller under the warranties is joint and several.

         20.5 Each of the warranties set out above is without prejudice to any other warranty and shall not be limited by any other clause of this agreement.

         20.6 Each warranty shall be deemed to be material and to be a material representation inducing the purchaser to enter into this agreement.

         20.7 The fact that the seller and the warrantor have given the purchaser the express warranties set out above shall not in any way be construed as relieving the seller and the warrantor in any way from any liability which they may have at common law arising out of a failure to disclose any fact in relation to the business or affecting this agreement.

         20.8 The warrantor and the seller jointly and severally indemnify and hold the purchaser harmless from and against any loss, damages, claims, actions, liabilities, costs or expenses of any nature whatsoever and howsoever incurred, which are suffered or sustained by the purchaser pursuant to any breach by the seller or the warrantor of any of the warranties contained in this agreement.

         20.9 The rights and remedies of the purchaser in respect of any breach of the warranties shall not be affected by completion or by the purchaser failing to exercise or delaying the exercise of any right or remedy, except a specific and due authorised written waiver or release, and no single or partial exercise of any right or remedy shall preclude any further or other exercise.

21.      CONFIDENTIALITY

         21.1 Without the prior written consent of the other parties, each party will keep confidential and will not disclose to any person -

                  21.1.1 the details of this agreement, the details of the negotiations leading to this agreement, and the information handed over to such party during the course of negotiations, as well as the details of all the transactions or agreements contemplated in this agreement; and

                  21.1.2 all information relating to the business or the operations and affairs of the parties (together "CONFIDENTIAL INFORMATION").

         21.2     The  parties  agree  to  keep  all  confidential   information
                  confidential and to disclose it only to their officers, directors, employees, consultants and professional advisers who:

                  21.2.1 have a need to know (and then only to the extent that each such person has a need to know);

                  21.2.2 are aware that the confidential information should be kept confidential;

                  21.2.3   are aware of the  disclosing  party's  undertaking in
                           relation  to  such   information  in  terms  of  this
                           agreement; and

                  21.2.4 have been directed by the disclosing party to keep the confidential information confidential and have undertaken to keep the confidential information confidential.

         21.3 The obligations of the parties in relation to the maintenance and non-disclosure of confidential information in terms of this agreement do not extend to information that:

                  21.3.1 is disclosed to the receiving party in terms of this agreement but at the time of such disclosure such information is known to be in the lawful possession or control of that party and not subject to an obligation of confidentiality;

                  21.3.2   is  or  becomes  public  knowledge,   otherwise  than
                           pursuant to a breach of this agreement by the party who disclosed such confidential information;

                  21.3.3 is required by the provisions of any law, statute or regulation, or during any court proceedings, or by the rules or regulations of any recognised stock exchange to be disclosed and subject to the provisions of clause 21.4, the party required to make the disclosure has taken all reasonable steps to oppose or prevent the disclosure of and to limit, as far as reasonably possible, the extent of such disclosure and has consulted with the other parties prior to making such disclosure.

         21.4 Before any announcement or statement is made as required by any law, statute or regulation, or the rules or regulations of any recognised stock exchange, the parties shall use their best endeavours to provide the other parties with a written draft of the proposed announcement at least 48 hours before the proposed time of the announcement and the participants shall also use their best endeavours to agree the wording and timing of all public announcements and statements relating to confidential information. If a written draft of the proposed announcement cannot be provided to the other parties or agreement cannot be reached, by the time that any such announcement or statement must be made, the party in question shall be free to make the relevant announcement or statement notwithstanding that such agreement has not been reached, but in so doing it shall not disclose more than the minimum information that it is compelled to disclose. Copies of any public announcement or statement shall be given to each other party in the most expeditious manner reasonably available.

22.      RESTRAINTS

         22.1 The seller and the warrantor undertake to the purchaser that for a period commencing on the effective date and terminating on 30 June 2002 they will not, whether directly or indirectly, compete with the purchaser or be interested in any business which trades in any field of activity which is similar to any of the fields of activity referred to in 22.2 and within any of the areas of restraint set out in 22.3.

         22.2 The fields of activity is respect of which the restraint applies will be -

                  22.2.1 each and every activity conducted by the seller and ABL on the completion date or the preceding 12 month period;

                  22.2.2   any   activity   which  is  similar  to  an  activity
                           contemplated in clause 22.2.1;

                  22.2.3 any new activity which is planned to be undertaken by the seller or ABL as at the completion date.

         22.3 The areas of restraint referred to in 22.1 shall be South Africa, Lesotho, Swaziland, Mozambique, Zimbabwe, Botswana, Namibia and the Indian Ocean Islands.

         22.4 For purposes of this clause, the seller and the warrantor shall be deemed to be so "INTERESTED IN A BUSINESS", or "COMPETING WITH THE PURCHASER" if either of them becomes engaged or interested, whether directly or indirectly, and whether as proprietor, partner, shareholder, agent, consultant, financier or otherwise, in any company, firm, business or undertaking which carries on business in any of the fields referred to in 22.2 or in any of the areas referred to in 22.3.

         22.5     The seller and the warrantor acknowledge that:

                  22.5.1 the clients of the purchaser are or could be drawn from all of the areas in which the restraints are to be operative;

                  22.5.2 the purchaser would suffer substantial damage if the seller or the warrantor were to operate a business similar to that carried on by the purchaser within the area to which, and during the time in which, the restraints are to apply; and

                  22.5.3 the restraints are the minimum restraint required by the purchaser to provide protection against unfair competition. Should the reasonableness of any provision contained in this clause be disputed, the onus of providing that the provision is unreasonable will rest on the party alleging that the provision is unreasonable.

         22.6 Each and every restraint contained in this clause is separate and divisible from every other restraint in this clause and from any other restraint so that if any one of the restraints is or becomes unenforceable for any reason that restraint will be severable and will not affect the validity of any other restraint contained in this clause.

23.      VALUE-ADDED TAX

         23.1 The parties record their understanding that the sale of the business falls within the ambit of section 11(1)(e) of the Value Added Tax Act, 89 of 1991, as amended, and accordingly value-added tax is payable on the sale at the rate of zero percent.

         23.2 However, it is recorded that if the sale of the business in terms of this agreement is subject to value-added tax, the purchaser will pay to the seller value-added tax at the prescribed rate on the purchase price against presentation of the relevant tax invoice.

24.      BREACH

         24.1 If a party breaches any provision of this agreement and remains in breach for 14 days after written notice to that party requiring that party to rectify that breach, the aggrieved party shall be entitled, at its option:

                  24.1.1 to sue for immediate specific performance of any of the defaulting party's obligations under this agreement, whether or not such obligation is then due and to require the defaulting party to provide security to the satisfaction of the aggrieved party for the defaulting party's obligations; or

                  24.1.2 to cancel this agreement, in which case written notice of the cancellation shall be given to the defaulting party, and the cancellation shall take effect on the giving of the notice. Neither party shall be entitled to cancel this agreement unless the breach is a breach of a term which goes to the root of this agreement, and the remedy of specific performance or damages would not adequately prevent the aggrieved party from being materially prejudiced.

         24.2 If the breach is a breach of warranty as at a particular date, notice to remedy such breach shall be given and the breach shall be deemed to have been remedied if:

                  24.2.1 the defaulting party is able, within the period of the notice, to prevent the aggrieved party from being prejudiced or to make good any prejudice suffered, and does so; or

                  24.2.2 the defaulting party is able, but not within the period of the notice, to prevent the aggrieved party from being prejudiced or to make good any prejudice suffered within the period of the notice, and undertakes to do so and furnishes such security in support of the undertaking as the aggrieved party may require.

         24.3 If the defaulting party is the purchaser or FSAH, and the breach is the non-payment of any instalment of the purchase price or a failure to comply with clause 7.3, and if the purchaser fails to remedy such breach after having been given notice to do so in accordance with this clause, the seller shall be entitled to cancel this agreement and if the seller does so the seller shall be entitled to have the intellectual property which is the subject of the intellectual property agreement assigned to the seller for no consideration. The seller shall, in the event of cancellation, deliver to FSAH, for no consideration, the FSAH "B" shares forming part of the purchase price together with blank signed transfer forms and shall be entitled to a penalty as follows:-

                  24.3.1 FSAH shall forfeit to the seller all of the issued shares of the purchaser and shall deliver to the seller the share certificates in respect of such shares, together with blank signed transfer forms and letters of resignation of the directors of the purchaser; and

                  24.3.2   the  seller   shall  retain  all  cash  paid  by  the
                           purchaser on account of the purchase price.

                           Alternatively, and at the election of the seller, the seller may claim damages.

         24.4 The aggrieved party's remedies in terms of this clause are without prejudice to any other remedies to which the aggrieved party may be entitled in law.

25.      MEDIATION AND ARBITRATION

         25.1 Should any disputes or differences whatsoever arise at any time between the parties concerning this agreement or its construction or effect or as to the rights, duties and/or liabilities of the parties or either of them under or by virtue of this agreement or otherwise or as to any other matter in any way arising out of the subject matter of this agreement then either party:

                  25.1.1 may declare a dispute by delivering the details of the dispute to the other party, and

                  25.1.2 request that the dispute be referred by the parties, without legal representation, to mediation by a single mediator at a place and time to be determined by him.

         25.2 If, within 30 days of the delivery of the declaration of a dispute, the parties have not agreed to accept mediation then the dispute shall be determined by arbitration as prescribed below.

         25.3     If the parties agree to mediation then the mediator shall be:

                  25.3.1   selected  by  agreement  between  the  parties,   or,
                           failing agreement,

                  25.3.2 nominated on the application of either party by the president for the time being of the Law Society of Transvaal, or its principal successor in title.

         25.4 The mediator shall, at his entire discretion, determine whether the reference to him shall be made in the form of written and/or oral representations providing that, in making this determination, he shall consult the disputing parties and be guided by their desires of the form in which the representations are to be made.

         25.5 The mediator shall, within a reasonable period after receiving the representations, express in writing an opinion on the matter and shall include his detailed reasons leading to the opinion.

         25.6 The mediator shall deliver a copy of his opinion to each party.

         25.7 The opinion so expressed by the mediator shall be final and binding on the parties unless either party within 30 days of the delivery of the opinion, notifies the other party of the first party's unwillingness to accept the opinion.

         25.8 The costs of mediation shall be determined by the mediator and shall comprise:

                  25.8.1   the mediator's expenses, and

                  25.8.2 a fee which shall have been previously agreed by the parties.

                           The costs shall be borne equally by the 2 parties and
                           shall  be  due  and   payable  to  the   mediator  on
                           presentation to them of his written account.

         25.9 Each party shall bear the costs of any legal advice that party may have obtained in connection with the mediation.

         25.10 The expressed opinion of the mediator shall not prejudice the rights of the parties in any manner whatsoever in the event of their proceeding to arbitration.

         25.11 Any decision given by any representative of the parties in accordance with any provision of this agreement prior to or during the mediation shall not disqualify him from being called as a witness and giving evidence before the arbitrator on any matter whatsoever relevant to the dispute or difference so referred to the arbitrator as provided in this clause.

         25.12 If either party to this agreement be unwilling to accept mediation or be unwilling to accept the opinion expressed by the mediator then either party may, by written notice delivered to the other, within 30 days of the declaration of the dispute if there be no mediation or within 30 days of the issue of the mediator's opinion if mediation takes place, require that the dispute be referred to arbitration.

         25.13    Such arbitration shall be by a single arbitrator who shall be:

                  25.13.1 selected by agreement between the parties or, failing such agreement;

                  25.13.2 nominated on the application of either party by the chairman for the time being of the Association of Arbitrators.

         25.14 The arbitrator shall have power to open up, review and revise any certificate, opinion, decision, requisition or notice relating to all matters in dispute submitted to him and to determine all such matters in the same manner as if no such certificate, opinion, decision, requisition or notice had been issued.

         25.15 Upon every or any such reference, the costs of and incidental to the reference and award shall be in the discretion of the arbitrator, who may determine the amount of the costs, or direct them to be taxed as between attorney and client or as between party and party and shall direct by whom and to whom and in what manner they shall be borne and paid.

         25.16 The award of the arbitrator shall be final and binding on the parties.

         25.17 In all respects the arbitration shall be conducted in accordance with the Rules for the Conduct of Arbitrations published by the Association of Arbitrators and current at the date the arbitrator is appointed or nominated.

26.      COSTS

         26.1 Each party will bear its own costs of and incidental to the negotiation, preparation and implementation of this agreement.

         26.2 Any costs, including attorney and own client costs, incurred by a party arising out of the breach by any other party of any of the provisions of this agreement shall be borne by the party in breach.

27.      MISCELLANEOUS MATTERS

         27.1     POSTAL ADDRESSES

                  27.1.1 Any written notice in connection with this agreement may be addressed:

                           27.1.1.1 in the case of the seller and the warrantor

                           to:

                           address :



                           telefax no :


                           and shall be marked for the attention of [];

                           27.1.1.2 in the case of the purchaser,  FSAH and FSAC

                           to:

                           address :            P O Box 4001
                                                Kempton Park
                                                1620

                           telefax no  :        974-7251

                           and shall be marked for the attention of Corrie Roodt;

                  27.1.2   The notice shall be deemed to have been duly given:

                           27.1.2.1 14  days   after   posting,   if  posted  by
                                    registered post to the party's address in terms of this sub-clause;

                           27.1.2.2 on  delivery,  if  delivered  to the party's
                                    physical address in terms of either this sub-clause or the next sub-clause dealing with service of legal documents;

                           27.1.2.3 on  despatch,  if sent to the  party's  then
                                    telefax or telex number and confirmed by registered letter posted no later than the next business day.

                  27.1.3 A party may change that party's address for this purpose, by notice in writing to the other party. No notice shall be necessary in respect of a new or changed telefax or telex number.

         27.2     ADDRESSES FOR SERVICE OF LEGAL DOCUMENTS

                  27.2.1 The parties choose the following physical addresses at which documents in legal proceedings in connection with this agreement may be served (ie their domicilia citandi et executandi):

                           27.2.1.1 the seller and the warrantor:

                           27.2.1.2 the purchaser, FSAH and FSAC:

                  27.2.2 A party may change that party's address for this purpose to another physical address in the Republic of South Africa, by notice in writing to the other party.

         27.3     ENTIRE CONTRACT

                  This agreement contains all the express provisions agreed on by the parties with regard to the subject matter of the agreement and the parties waive the right to rely on any alleged express provision not contained in the agreement.

         27.4     NO REPRESENTATIONS

                  No party may rely on any representation which allegedly induced that party to enter into this agreement, unless the representation is recorded in this agreement.

         27.5     VARIATION, CANCELLATION AND WAIVER

                  No contract varying, adding to, deleting from or cancelling this agreement, and no waiver of any right under this agreement, shall be effective unless reduced to writing and signed by or on behalf of the parties.

         27.6     INDULGENCES

                  If any party at any time breaches any of that party's obligations under this agreement, the other party ("THE AGGRIEVED PARTY"):

                  27.6.1 may at any time after that breach exercise any right that became exercisable directly or indirectly as a result of the breach, unless the aggrieved party has expressly elected in writing or by clear and unambiguous conduct, amounting to more than mere delay, not to exercise the right. (If the aggrieved party is willing to relinquish that right the aggrieved party will on request do so in writing.) In particular, acceptance of late performance shall for a reasonable period after performance be provisional only, and the aggrieved party may still exercise that right during that period;

                  27.6.2 shall not be estopped (ie precluded) from exercising the aggrieved party's rights arising out of that breach, despite the fact that the aggrieved party may have elected or agreed on one or more previous occasions not to exercise the rights arising out of any similar breach or breaches.

         27.7     CESSION

                  No party may cede that party's rights or delegate that party's obligations without the prior written consent of the other parties, which shall not be unreasonably withheld.

         27.8     APPLICABLE LAW

                  This  agreement   shall  be  interpreted  and  implemented  in
                  accordance with the law of the Republic of South Africa.

         27.9     JURISDICTION

                  The parties consent to the non-exclusive jurisdiction of the Witwatersrand Local Division of the Supreme Court.

Signed at Randburg  on 20th September 1996.


AS WITNESS:                                       for ASTORIA BAKERIES CC

/s/ Bob Lillico                                     /s/ Wolfgang Burre
--------------------------                         --------------------------
                                                         who warrants that he
                                                         is duly authorised



Signed at Randburg  on 20th September 1996.



AS WITNESS:                                              WOLFGANG BURRE


/s/ Bob Lillico                                     /s/ Wolfgang Burre
--------------------------                         --------------------------




Signed at Randburg  on 20th September 1996.



AS WITNESS:                                    for Astoria (PROPRIETARY) LIMITED



/s/ Bob Lillico                                     /s/ Wolfgang Burre
--------------------------                         --------------------------
                                                         who warrants that he
                                                         is duly authorised

Signed at Randburg  on 20th September 1996.




AS WITNESS:                                              for FIRST SOUTH
                                                         AFRICAN HOLDINGS
                                                         (PROPRIETARY) LIMITED





/s/ Bob Lillico                                     /s/ Cornelius Roodt
--------------------------                         --------------------------
                                                         who warrants that he
                                                         is duly authorised



Signed at Randburg  on 20th September 1996.



AS WITNESS:                                              for FIRST SOUTH AFRICA
                                                               CORP., LTD



/s/ Bob Lillico                                     /s/ Clive Kabatznik
--------------------------                         --------------------------
                                                         who warrants that he
                                                         is duly authorised

                                                                      Appendix 1

                                    CONTRACTS

                                                                      Appendix 2

                                    EMPLOYEES

                                                                      Appendix 3

                                  FIXED ASSETS

                                                                      Appendix 4

                         INTELLECTUAL PROPERTY AGREEMENT

                                                                      Appendix 5

                              MANAGEMENT AGREEMENT